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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: October 29, 1999
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

        1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                   (Address of Principal Executive Offices)

                                (856) 778-2300
                        (Registrant's Telephone Number)
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Item 1. Not Applicable.

Item 2. Acquisition of Millennia Car Wash
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     On October 29, 1999, Mace Security International, Inc., a Delaware
corporation (the "Company" or "Registrant"), through a wholly owned subsidiary, acquired all of the car wash related assets of Millennia Car Wash, LLC ("Millennia Car Wash") pursuant to the terms of a Real Estate and Asset Purchase Agreement dated March 30, 1999 (collectively the "Agreement"), by and among the Registrant, Millennia Car Wash, LLC, and Excel Legacy Corporation and G II Ventures, LLC (the "Sellers"). Pursuant to the terms and conditions of the Agreement, the Registrant purchased all of the assets of the Sellers used in the business of operating several full service car washes Arizona and Texas. Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement which is filed herewith as Exhibit 2.1.

     Pursuant to the Real Estate and Asset Purchase Agreement, Registrant purchased the assets for a consideration of 3,500,000 unregistered shares of the Company's common stock, 898,750 shares having a strike price of $7.00 per share, and 2,601,250 having a strike price of $4.00 per share. The Registrant also assumed approximately $15,000,000 of the Sellers indebtedness. The acquisition is to be accounted for using the "purchase" method of accounting.

tems 3-6   Not Applicable.

Item 7     Financial Statements and Exhibits.

           (a)  Financial Statements of Business Acquired.

           It is impracticable to provide the required financial statements of Millennia Car Wash at the time of the filing of this report. The required financial statements of Millennia Car Wash will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

           (b)  Pro Forma Financial Information.

           It is impracticable to provide the required pro forma financial information of Mace Security International, Inc. at the time of the filing of this report. The required pro forma financial information of Mace Security International, Inc. will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.
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           (c) The following Exhibits are hereby filed as part of this Current
           Report on Form 8-K.

           2.1 Real Estate and Asset Purchase Agreement dated March 30, 1999, by and among Millennia Car Wash, LLC, Excel Legacy Corporation and G II Ventures, LLC, and Mace Security International, Inc.

           2.2 Amendment No. 1 dated as of March 30, 1999 by and among Millennia Car Wash, LLC, Excel Legacy Corporation and G II Ventures, LLC, and Mace Security International, Inc.

           2.3 Closing letter to Real Estate and Asset Purchase Agreement dated March 30, 1999 as amended.

           99    Press Release dated November 2, 1999.

Items 8-9.       Not applicable.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 1999             MACE SECURITY INTERNATIONAL, INC.


                                         By: /s/ Gregory M. Krzemien
                                             -----------------------
                                         Gregory M. Krzemien
                                         Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit
No.        Description
---        -----------


2.1 Real Estate and Asset Purchase Agreement dated March 30, 1999, by and among Millennia Car Wash, LLC, Excel Legacy Corporation and G II Ventures, LLC, and Mace Security International, Inc.

2.2 Amendment No. 1 dated as of March 30, 1999 by and among Millennia Car Wash, LLC, Excel Legacy Corporation and G II Ventures, LLC, and Mace Security International, Inc.

2.3 Closing letter to Real Estate and Asset Purchase Agreement dated March 30, 1999 as amended.

99         Press Release dated November 2, 1999.